EXHIBIT 10.11

THE NOTE (AS DEFINED BELOW) HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, THE NOTE MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

ASSIGNMENT AGREEMENT

This Assignment Agreement (the “Agreement”) is made by and between the Holders (as defined below (together with their successors and, if permitted, assigns the “Assignees” or “Holders”), Sament Capital Investments, Inc. (together with its successors and, if permitted, assigns the “Assignor”), dated as of November 15, 2023 (the “Effective Date”).

WHEREAS, as of the date hereof, the Assignor is the holder of that certain Secured Promissory Note with an original Issue Date of March 30, 2020 originally issued to Sament Capital Investments in the principal amount of $3,000,000 (the “Aggregate Principal Amount”) plus accrued Fees and Interest (the “Note”), issued by Edible Garden Incorporated (together with its successors and, if permitted, assigns, the “Company”), secured by the “Security Agreement” under and as defined in the Note (the “Security Agreement”) and all other documents issued or filed (including, without limitation any UCC or similar filing) in connection with such Note and Security Agreement (the “Existing Loan Documents”);

WHEREAS, the Holders are listed in Exhibit A2 and each are owed by Unrivaled Brands, Inc. “Settlement Obligations” under and as defined in the binding settlement term sheet (the "Settlement Agreement"), dated as of the date hereof, between the Holders and Unrivaled Brands, Inc. in (the “Settlement Obligations”);

WHEREAS, the Parties agree that Assignor shall retain all interest and penalties earned on the Outstanding Amount until the date of this Agreement, and

WHEREAS, the above Recitals are incorporated into and made part of this Agreement and Parties intend to be bound by the terms of this Agreement;

NOW, THEREFORE, in consideration of the premises, and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

1. Assignment of Certain Currently Outstanding Principal Owned to the Assignor.

a. Effective as of the Effective Date, the Assignor hereby, without set off or counterclaim, sells, conveys, assigns and delivers (collectively, the “Assignment”) to each Holder such Holder’s Share of all of its rights, title and interest in the Note, the Security Agreement (including, without limitation, all liens, security interests, and any other interest on any collateral granted to the Assignor in connection therewith) and all other Existing Loan Documents and all indebtedness and other obligations under any of them (including any prepaid obligations, if any) (the “Transferred Obligations”) and, on the Effective Date but subject to the condition precedent that the Assignment occurs and is effective and that all representations and warranties of the Assignor made herein are true, correct and complete as of such date, the principal amount of the Settlement Obligations shall be reduced by $1,500,000, as provided in the Settlement Agreement. Upon the effectiveness of the Assignment, each Assignee shall assume all of the Assignor’s rights and benefits in respect of its Share of the Note and shall assume all of the Assignor’s duties and obligations under such Share. It is understood and agreed that the Assignment may not happen in part or to any one Holder. Each Holder’s “Share” shall be equal to the principal amount set forth on Exhibit A2 for such Holder measured as a percentage of the principal amount of all Investor Notes on the date hereof.

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b. For the avoidance of doubt, all Parties agree that all liens and security interests and all other rights and obligations under the Loan Documents and all Transferred Obligations are and shall remain in effect after the effectiveness of the Assignment.

c. On or after the Effective Date, all payments under the Existing Loan Documents by the Company shall be owing to the Assignees (ratably according to their Share). Should the Assignor receive any such payment in error or any other recovery or collateral with respect to the Existing Notes, it shall immediately turn over to the Assignees any such payment, recovery, or collateral, together with all necessary endorsements, to the Assignees (ratably according to their Share).

2. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants for the benefit of each Assignee:

2.1 The Assignor is the owner and legal and beneficial owner of the Note and holder of the liens granted under the Security Agreement, free and clear of all mortgages, pledges, restrictions, liens, charges, encumbrances, security interests, obligations or other claims. The Company owes the obligations under the Note and such obligations have a principal amount on the Effective Date at least equal to the Aggregate Principal Amount. Neither the Company nor the Assignor have transferred or granted any interest or participation or similarly transferred or conveyed any interest in any of their rights, titles or obligations under the Existing Loan Documents and, to each of their best knowledge, no other party claims to have any right under any Existing Loan Document.

2.2 A true, complete and correct copy of all Existing Loan Documents, as in effect on the date hereof, is attached hereto as Exhibit A1.

2.3 All representations and warranties in the Existing Loan Documents are true, complete and correct as of the Effective Date, and the Existing Loan Documents were duly authorized by corporation action of the Company and the Assignor and represent valid, enforceable and binding obligations of the Company and the Assignor.

2.2 Each of the Assignor and the Company have all requisite power and authority to enter into and perform this Agreement and to consummate the Assignment contemplated pursuant to the terms of this Agreement. Upon execution and delivery hereof, this Agreement shall be a legal, valid, and binding agreement of the Assignor and the Company, enforceable against the Assignor and the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other laws affecting creditors’ rights and by general principles of equity.

2.3 There are no claims, actions, suits, or proceedings pending or threatened against the Assignor or the Company, which, if determined adversely to the Assignor or the Company, would materially and adversely affect the Assignor’s or the Company’s ability to perform their respective obligations under this Agreement.

2.4 No consent, approval, or agreement of any individual or entity is required to be obtained by the Assignor or the Company in connection with the execution and performance by the Assignor or the Company of this Agreement or the execution and performance by the Assignor and the Company of any agreements, instruments, or other obligations entered into in connection with this Agreement.

2.5 Neither the Assignor nor the Company have taken action, and each has no knowledge of any action, that would give rise to any claim by any person for brokerage commissions, finder’s fees, or similar payments relating to this Agreement or the transactions contemplated hereby.

2.6 The Assignor is not, and for a period of at least ninety (90) days prior to the date hereof has not been, the beneficial owner of more than 9.99% of the outstanding stock of the Company or an “Affiliate” of the Company, as that term is defined in Rule 144 of the Securities Act of 1933, as amended (the “1933 Act”). Subsequent to the date hereof, the Assignor will take no action that would adversely affect the tacking for the benefit of each Assignee of the Assignor’s holding period pursuant to Rule 144.

2.7 The Assignor has made its own decision to enter into the Assignment and is not relying on any representation or warranty of any other party hereto or other person with respect thereto. The Assignor has consulted its own legal, tax and investment advisor as it, in its sole discretion, has deemed necessary or appropriate in connection with the Assignment.

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3. Representations and Warranties of each Assignee. Each Assignee hereby represents and warrants for the benefit of the Assignor and each other Assignee only:

3.2 Such Assignee has all requisite power and authority to enter into and perform this Agreement and to consummate the Assignment contemplated pursuant to the terms of this Agreement. Upon execution and delivery hereof, this Agreement shall be a legal, valid, and binding agreement of the Assignor, enforceable against such Assignee in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other laws affecting creditors’ rights and by general principles of equity.

3.3 There are no claims, actions, suits, or proceedings pending or threatened against such Assignee, which, if determined adversely to such Assignee, would materially and adversely affect such Assignee’s ability to perform its obligations under this Agreement.

3.4 No consent, approval, or agreement of any individual or entity is required to be obtained by such Assignee in connection with the execution and performance by such Assignee of this Agreement or the execution and performance by such Assignee of any agreements, instruments, or other obligations entered into in connection with this Agreement.

3.5 Such Assignee has taken no action, and has no knowledge of any action taken by any other person and/or entity that would give rise to any claim by any person/entity for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.

3.6 Such Assignee is not, and for a period of at least ninety (90) days prior to the date hereof has not been, an “Affiliate” of the Company, as that term is defined in Rule - 144 of the 1933 Act.

3.7 Such Assignee is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D of the 1933 Act. Such Assignee can bear the economic risk of its investment in the Note and the Loan Documents and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Note and the Loan Documents.

3.8 Such Assignee understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

3.9 Such Assignee is being assigned the Securities for its own account, in the ordinary course of its business, for investment purposes only and not with a view to distribute towards, or for resale in connection with, the public sale or distribution of all or any part thereof except pursuant to sales registered or exempted under the 1933 Act; provided, however, nothing set forth in this Section 3.9 shall prohibit such Assignee from selling any portion or all of the Securities.

3.10 Such Assignee has made its own decision to enter into the Assignment and is not relying on any representation or warranty of any other person with respect thereto. Such Assignee has consulted its own legal, tax and investment advisor as it, in its sole discretion, has deemed necessary or appropriate in connection with the Assignment.

4. Parties Bound. Each party hereto hereby accepts the foregoing assignment and transfer and party promises to be bound by and upon all the covenants, agreements, terms, and conditions set forth therein.

5. Benefit and Assignments. This Agreement shall be effective upon the date of execution and delivery by the Assignor and each Assignee, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party, except each Assignee, may assign or transfer all or any portion of this Agreement without the prior written consent of all Assignees, and any such attempted assignment shall be null and void and of no force or effect.

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6. Jurisdiction and Venue. The parties hereto agree that this Agreement shall be construed solely in accordance with the laws of the State of Nevada. Any action, dispute, claim, litigation or other proceeding with respect to this Agreement may be brought in the Nevada State courts sitting in Clark County, State of Nevada or in the federal courts of the United States of America for the District of Nevada. Each party hereto (a) accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of such courts, (b) irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that it may now or hereafter have to the bringing of any such action, dispute, claim, litigation or other proceeding in those jurisdictions, (c) irrevocably consents to the service of process of any court referred to above in any such action, dispute, claim, litigation or other proceeding by the mailing of copies of the process to the parties hereto as provided in the notice provisions of this Agreement and (d) agrees that a final judgment in any such action, dispute, claim, litigation or other proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Service effected as provided in this manner will become effective ten (10) calendar days after the mailing of the process. Nothing contained in this Agreement shall affect the right of any party hereto to serve process in any other manner permitted by applicable law or commence action, dispute, claim, litigation or other proceeding or otherwise proceed against any other party hereto in any other jurisdiction.

7. Headings; Notices. The paragraph headings of this Agreement are for convenience of reference only and do not form a part of the terms and conditions of this Agreement or give full notice thereof. Notices to the Assignor may be given as provided in the Existing Note and notices to the Assignees may be given as provided in the Investor Notes.

8. Severability. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9. Entire Agreement. This Agreement contains the entire understanding between the parties, no other representations, warranties or covenants having induced either party to execute this Agreement, and supersedes all prior or contemporaneous agreements with respect to the subject matter hereof. This Agreement may not be amended or modified in any manner except by a written agreement duly executed by the party to be charged, and any attempted amendment or modification to the contrary shall be null and void and of no force or effect.

10. Counterparts. This Agreement may be executed in any number of counterparts by original, facsimile, email or other electronic signature. All executed counterparts shall constitute one Agreement not withstanding that all signatories are not signatories to the original or the same counterpart. Facsimile, scanned and other electronic signatures are considered original signatures.

11 Interpretation. This Agreement was negotiated between legal counsel for the parties and any ambiguity in this Agreement shall not be construed against the party who drafted this Agreement. As used in this Agreement, references to the singular will include the plural and vice versa and references to the masculine gender will include the feminine and neuter genders and vice versa, as appropriate. “$” and “Dollars” means U.S. dollars, the lawful currency of the United States. Unless otherwise expressly provided in this Agreement (a) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement, (b) article, section, subsection, schedule and exhibit references are references with respect to this Agreement unless otherwise specified, (c) except as otherwise expressly written herein, any reference to any agreement shall include a reference to all appendices, exhibits and schedules to such agreement and, unless the prior written consent of any party is required hereunder and is not obtained, shall be a reference to such agreement as waived, amended, restated, supplemented or otherwise modified and (d) except as otherwise expressly written herein, any reference to a specific law or statute shall be to such law or statute, as modified from time to time, together with any successor or replacement law or statute, in each case as in effect at the time of determination. Unless the context otherwise requires, when used in this Agreement, the following terms have the following meaning: (x) “execution”, “signed”, “signature” and words of like import shall be deemed to include electronic signatures and the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Regulation, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other similar state Regulation based on the Uniform Electronic Transactions Act and (y) “including” means “including, without limitation.” The headings in this Agreement are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Agreement. Any schedule, annex or exhibit to this Agreement is incorporated into and made an integral part of this Agreement.

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12. Modification and Waivers. This Agreement may only be modified in a writing signed by all parties hereto. Any waiver hereunder shall be effective only when signed in writing by the party granting such waiver.

13. Integration. This Agreement (together with individual transfer agreements effecting the transfers agreed herein) contain and constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior negotiations, agreements and understandings, whether written or oral, of the parties hereto.

14. No Waiver; Remedies. No failure or delay by any party in exercising any right, power or privilege under this Agreement will operate as a waiver of such right, power or privilege. A single or partial exercise of any right, power or privilege will not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement will be cumulative and not exclusive of any rights or remedies provided by applicable law. This Agreement does not modify, waive or forebear any rights of any party hereto except as expressly provided herein.

15. Cooperation. The Assignor agree to cooperate with the Assignees and execute any documents, make any filing or take any other action reasonably requested by any Assignee to effect the Assignment and other transactions contemplated herein.

16. Waiver of Jury Trial. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THEY MAY HAVE TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION OR IN ANY DISPUTE, CLAIM, ACTION, LITIGATION OR OTHER PROCEEDING, DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTIES WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Assignor:

Sament Capital Investments, Inc.

By:	/s/ Sabas Carrillo
Name:	Sabas Carrillo
Title:	CEO

Assignees:

Dominion Capital LLC - Principal Amount of Investor Note: 28.986%

By:	/s/ Mikhail Gurevich
Name:	Mikhail Gurevich
Title:	Authorized Signatory

M2B Funding Corp. - Principal Amount of Investor Note: 28.986%

By:	/s/ Daniel Kordash
Name:	Daniel Kordash
Title:	President

Riverside Merchant Partners LLC - Principal Amount of Investor Note: 28.986%

By:	/s/ Matthew Kern
Name:	Matthew Kern
Title:	Chief Financial Officer

James Kirsch - Principal Amount: 5.797%

By:	/s/ James Kirsch
Name:	James Kirsch

Adam L. Kinzer, Inc. - Principal Amount: 2.899%

By:	/s/ Adam Kinzer
Name:	Adam Kinzer
Title:	President

Theodore Kirsch - Principal Amount: 2.899%

By:	/s/ Theodore Kirsch
Name:	Theodore Kirsch

JH Advisory Inc. - Principal Amount: 1.449%

By:	/s/ Joseph Haughton
Name:	Joseph Haughton
Title:	President

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EXHIBIT A1

EXISTING LOAN DOCUMENTS

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EXHIBIT A2

INVESTOR NOTES

EG Assigned Note Total:	$3,000,000
Ownership of EG Assigned Note:
Riverside Merchant Partners (28.986%)	$869,565.22
Dominion Capital LLC (28.986%)	$869,565.22
M2B Funding Corp. (28.986%)	$869,565.22
James Kirsch (5.797%)	$173,913.04
Adam L. Kinzer Inc. (2.899%)	$86,956.52
Theodore Kirsch (2.899%)	$86,956.52
JH Advisory Inc. (1.449%)	$43,478.26

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